UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2003

    COMMERCIAL NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-18676	25-1623213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

900 Ligonier Street, Latrobe, PA	15650
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (724) 539-3501

Item 5.  OTHER EVENTS

(c)	Exhibits
Exhibit 99.1 Commercial National Financial Corporation Press Release dated November 3, 2003

Item 9.      REGULATION FD DISCLOSURE

On November 3, 2003, Commercial National Financial Corporation issued a press release announcing growth expectations for 2004. A copy of this press release is furnished herein as exhibit 99.1.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                       Commercial National Financial Corporation

                                                   (Registrant)

Date: November 3, 2003

By:	/s/ Louis T. Steiner
President and Chief Executive
Officer